Earnings Conference Call – Second Quarter 2019 July 31, 2019 Robert Biesterfeld, CEO Scott Hagen, Corporate Controller and Interim CFO Robert Houghton, VP of Investor Relations 1

Safe Harbor Statement Except for the historical information contained herein, the matters set forth in this presentation and the accompanying earnings release are forward-looking statements that represent our expectations, beliefs, intentions or strategies concerning future events. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our historical experience or our present expectations, including, but not limited to such factors as changes in economic conditions, including uncertain consumer demand; changes in market demand and pressures on the pricing for our services; competition and growth rates within the third party logistics industry; freight levels and increasing costs and availability of truck capacity or alternative means of transporting freight; changes in relationships with existing contracted truck, rail, ocean, and air carriers; changes in our customer base due to possible consolidation among our customers; our ability to successfully integrate the operations of acquired companies with our historic operations; risks associated with litigation, including contingent auto liability and insurance coverage; risks associated with operations outside of the United States; risks associated with the potential impact of changes in government regulations; risks associated with the produce industry, including food safety and contamination issues; fuel price increases or decreases, or fuel shortages; cyber-security related risks; the impact of war on the economy; changes to our capital structure; risks related to the elimination of LIBOR; and other risks and uncertainties detailed in our Annual and Quarterly Reports. 2 2

Q2 2019 – Key Themes ▪ Solid second quarter financial results ▪ Softening freight environment ▪ Price and cost declines in most service lines ▪ Growth in truckload contractual volume 3 3

Results Q2 2019 in thousands, except per share amounts and headcount Three Months Ended June 30 Six Months Ended June 30 2019 2018 % Change 2019 2018 % Change Total Revenues $3,908,840 $4,276,037 (8.6%) $7,660,050 $8,201,364 (6.6%) Total Net Revenues $695,216 $671,483 3.5% $1,374,016 $1,297,408 5.9% Net Revenue Margin % 17.8% 15.7% 210 bps 17.9% 15.8% 210 bps Personnel Expenses $338,886 $340,630 (0.5%) $678,984 $668,927 1.5% Selling, General, and Admin $128,795 $111,845 15.2% $242,947 $217,888 11.5% Income from Operations $227,535 $219,008 3.9% $452,085 $410,593 10.1% Operating Margin % 32.7% 32.6% 10 bps 32.9% 31.6% 130 bps Depreciation and Amortization $25,082 $24,238 3.5% $49,642 $48,479 2.4% Net Income $169,180 $159,163 6.3% $330,968 $301,460 9.8% Earnings Per Share (Diluted) $1.22 $1.13 8.0% $2.39 $2.14 11.7% Average Headcount 15,712 15,229 3.2% 15,557 15,177 2.5% ▪ Net revenues increase driven primarily by margin improvement in truckload ▪ Operating income growth includes a decline in variable compensation expense and increased IT spend 4 4

Q2 2019 Other Income Statement Items ▪ Q2 effective tax rate of 23.4% vs. 25.6% last year ▪ Interest expense decline due to lower debt levels ▪ $2.8 million favorable impact from currency revaluation ▪ Weighted average diluted shares outstanding down 1.7 percent ‹#› 5

Q2 2019 Cash Flow and Capital Distribution Cash Flow from Operations Capital Distribution + 85.0% + 32.0% $199.6M $179.8M Share $136.2M Repurchases $107.9M Cash Dividends Q2 2018 Q2 2019 Q2 2018 Q2 2019 ▪ $91.7 million increase in cash flow ▪ $179.8 million returned to driven by improved working capital shareholders performance and higher net income ▪ $69.3 million in cash dividends ▪ $17.7 million in capital expenditures ▪ $110.5 million in share repurchases ▪ 1,321,709 shares repurchased in the second quarter at an average price of $83.60 per share ‹#› 6 ▪ Dividend payout ratio of 40.9%

Q2 2019 Balance Sheet in thousands June 30, December 31, 2019 2018 % Change Accounts Receivable, Net(1) $2,279,261 $2,322,073 (1.8%) Accounts Payable(2) $1,261,615 $1,182,927 6.7% Net Operating Working Capital(3) $1,017,646 $1,139,146 (10.7%) ▪ Total debt balance $1.25 billion ▪ $600 million senior unsecured notes, 4.20% coupon ▪ $500 million private placement debt, 4.28% average coupon ▪ $162 million accounts receivable securitization debt facility, 3.09% average rate (1) Accounts receivable amount includes contract assets as the result of a 2018 accounting policy change that recognizes revenues for in-transit shipments. (2) Accounts payable amount includes outstanding checks and also includes accrued transportation expense as the result of a 2018 accounting policy change that recognizes revenues for in-transit shipments. (3) Net operating working capital is defined as net accounts receivable, as described above, less accounts payable, as described above. ‹#› 7

Third Quarter 2019 Trends – July ▪ July to date total company net revenue per business day has decreased approximately 8 percent when compared to July 2018 ▪ North America truckload volume per business day has decreased approximately 6 percent on a year- over-year basis in July 8 8

NAST Truckload Cost and Price Change(1) 25% E C 20% I R P 15% D N A 10% T S O 5% C N I 0% E G N -5% A H C -10% YoY Price Change % Y YoY Cost Change -15% O Y -20% 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 NAST Q2 ▪ NAST Truckload cost and price change chart represents Truckload truckload shipments in North America. Volume (2.5%) Pricing(1)(2) (11.5%) ▪ Includes the impact of the truckload service line previously reported in the Robinson Fresh segment. Cost(1)(2) (14.5%) Net Revenue Margin (1) Pricing and cost measures exclude the estimated impact of the change in fuel prices. (2) Represents price and cost YoY change for North America shipments across all segments. ‹#› 9

Q2 2019 NAST Results by Service Line Truckload, Less Than Truckload and Intermodal in thousands Three Months Ended June 30 ▪ Year-over-year price Net Revenues 2019 2018 % Change declines in truckload and Truckload $352,912 $325,005 8.6% LTL LTL $121,526 $118,176 2.8% Intermodal $6,021 $9,101 (33.8%) ▪ Net revenue margin Other $5,959 $7,424 (19.7%) expansion in truckload Total Net Revenues $486,418 $459,706 5.8% and LTL Net Revenue Margin % 16.9% 14.5% 240 bps ▪ Volume increase in LTL Truckload LTL Intermodal ▪ Added 4,800 new carriers (1)(2) Pricing in the quarter Cost(1)(2) Volume Net Revenue Margin (1) Represents price and cost YoY change for North America shipments across all segments. (2) Pricing and cost measures exclude the estimated impact of the change in fuel prices. ‹#› 10

Q2 2019 NAST Operating Income Q2 Operating Income Q2 Operating Margin % + 8.8% + 120 bps $204.7M 42.1% $188.2M 40.9% Q2 2018 Q2 2019 Q2 2018 Q2 2019 ▪ Increased net revenues ▪ Average headcount increased 1.8 percent ▪ Lower variable compensation ▪ Five consecutive quarters of year-over-year operating margin expansion ‹#› 11

Q2 2019 Global Forwarding Results by Service Line Ocean, Air and Customs in thousands Three Months Ended June 30 ▪ Ocean net revenue decline due to lower pricing Net Revenues 2019 2018 % Change ▪ Air net revenue decline due Ocean $85,389 $86,820 (1.6%) to declines in pricing and Air $25,212 $28,722 (12.2%) volume Customs $23,296 $20,793 12.0% ▪ Customs net revenue Other $8,039 $7,696 4.5% growth due to improved Total $141,936 $144,031 (1.5%) mix Net Revenue Margin % 24.0% 23.3% 70 bps ▪ Space Cargo acquisition net revenue impact to Global Ocean Air Forwarding: Pricing ▪ Ocean +2 ppts Volume ▪ Air +6 ppts Net Revenue Margin ▪ Customs +1 ppt ‹#› 12

Q2 2019 Global Forwarding Operating Income Q2 Operating Income Q2 Operating Margin % (10.6%) (190 bps) $29.8M 20.7% $26.6M 18.8% Q2 2018 Q2 2019 Q2 2018 Q2 2019 ▪ Decline in net revenues ▪ 0.7 percent increase in average headcount ▪ Space Cargo acquisition contributed 3.5 percentage points to Global Forwarding headcount growth ‹#› 13

Q2 2019 All Other and Corporate Results Robinson Fresh, Managed Services and Other Surface Transportation in thousands Three Months Ended June 30 Net Revenues 2019 2018 % Change Robinson Fresh $31,236 $32,644 (4.3%) Managed Services $20,099 $20,074 0.1% Other Surface Transportation $15,527 $15,028 3.3% Total $66,862 $67,746 (1.3%) Robinson Fresh ▪ Case volume decline of 7 percent Managed Services ▪ $4 billion in annual freight under management Other Surface Transportation ▪ Dema Service acquisition added 4 percentage points of net revenue growth ‹#› 14

Final Comments ▪ Expect current market conditions to continue through the balance of 2019 ▪ Continued investments in technology ▪ Focused on long-term strategies of taking market share and improving operating leverage ‹#› 15

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Q2 2019 Transportation Results(1) in thousands Three Months Ended June 30 Six Months Ended June 30 Transportation 2019 2018 % Change 2019 2018 % Change Total Revenues $3,638,612 $3,953,139 (8.0%) $7,143,544 $7,590,779 (5.9%) Total Net Revenues $665,614 $639,943 4.0% $1,317,290 $1,235,981 6.6% Net Revenue Margin % 18.3% 16.2% 210 bps 18.4% 16.3% 210 bps Transportation Net Revenue Margin % 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Q1 17.4% 17.2% 16.9% 16.3% 15.3% 16.8% 19.7% 17.3% 16.4% 18.6% Q2 15.8% 16.2% 14.9% 15.4% 16.0% 17.5% 19.3% 16.2% 16.2% 18.3% Q3 16.6% 16.4% 15.6% 15.0% 16.2% 18.4% 17.6% 16.4% 16.6% Q4 17.6% 16.3% 15.8% 15.1% 15.9% 19.0% 17.2% 16.6% 17.7% Total 16.8% 16.5% 15.8% 15.4% 15.9% 17.9% 18.4% 16.6% 16.7% (1) Includes results across all segments. ‹#› 17

Q2 2019 NAST Results in thousands, except headcount Three Months Ended June 30 Six Months Ended June 30 2019 2018 % Change 2019 2018 % Change Total Revenues $2,872,053 $3,163,185 (9.2%) $5,668,837 $6,071,604 (6.6%) Total Net Revenues $486,418 $459,706 5.8% $972,968 $898,108 8.3% Net Revenue Margin % 16.9% 14.5% 240 bps 17.2% 14.8% 240 bps Income from Operations $204,732 $188,244 8.8% $416,015 $367,881 13.1% Operating Margin % 42.1% 40.9% 120 bps 42.8% 41.0% 180 bps Depreciation and Amortization $6,131 $6,288 (2.5%) $12,390 $12,619 (1.8%) Total Assets $2,685,477 $2,692,908 (0.3%) $2,685,477 $2,692,908 (0.3%) Average Headcount 7,533 7,401 1.8% 7,486 7,368 1.6% ‹#› 18

Q2 2019 Global Forwarding Results in thousands, except headcount Three Months Ended June 30 Six Months Ended June 30 2019 2018 % Change 2019 2018 % Change Total Revenues $592,483 $617,597 (4.1%) $1,130,050 $1,171,351 (3.5%) Total Net Revenues $141,936 $144,031 (1.5%) $269,172 $267,068 0.8% Net Revenue Margin % 24.0% 23.3% 70 bps 23.8% 22.8% 100 bps Income from Operations $26,618 $29,788 (10.6%) $40,821 $38,009 7.4% Operating Margin % 18.8% 20.7% (190 bps) 15.2% 14.2% 100 bps Depreciation and Amortization $9,315 $8,753 6.4% $18,241 $17,662 3.3% Total Assets $1,014,235 $861,080 17.8% $1,014,235 $861,080 17.8% Average Headcount 4,770 4,736 0.7% 4,728 4,743 (0.3%) ‹#› 19

Q2 2019 All Other and Corporate Results in thousands, except headcount Three Months Ended June 30 Six Months Ended June 30 2019 2018 % Change 2019 2018 % Change Total Revenues $444,304 $495,255 (10.3%) $861,163 $958,409 (10.1%) Total Net Revenues $66,862 $67,746 (1.3%) $131,876 $132,232 (0.3%) Income from Operations ($3,815) $976 NM ($4,751) $4,703 NM Depreciation and Amortization $9,636 $9,197 4.8% $19,011 $18,198 4.5% Total Assets $984,397 $899,296 9.5% $984,397 $899,296 9.5% Average Headcount 3,409 3,092 10.3% 3,343 3,066 9.0% ‹#› 20

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